UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 20, 2004

(Date of earliest event reported)

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 420-9500

(Registrant’s telephone number, including area code)

ITEM 5.  Other Events.

On May 20, 2004, The Genlyte Group Incorporated issued the news release attached hereto as Exhibit 99.1 titled “Genlyte Announces Acquisition of Thomas Industries’ 32% Minority Interest in Genlyte Thomas Group LLC.”  The news release is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)   Exhibits:

2                                                            Purchase Agreement by and among The Genlyte Group Incorporated, Genlyte Thomas Group LLC, and Thomas Industries Inc., dated May 20, 2004.

99.1                                             Company news release titled “Genlyte Announces Acquisition of Thomas Industries’ 32% Minority Interest in Genlyte Thomas Group LLC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

	By:	/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer

Date: May 25, 2004

EXHIBIT INDEX

Exhibit Number	Description

2	Purchase Agreement by and among The Genlyte Group Incorporated, Genlyte Thomas Group LLC, and Thomas Industries Inc., dated May 20, 2004.

99.1	Company news release titled “Genlyte Announces Acquisition of Thomas Industries’ 32% Minority Interest in Genlyte Thomas Group LLC.”